EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.


PROXY                         HERITAGE SERIES TRUST                        PROXY
                               GROWTH EQUITY FUND

               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 13, 2005
                                 10:00 A.M. EST
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF HERITAGE SERIES TRUST (THE "TRUST") ON BEHALF OF THE FUNDS LISTED ABOVE, EACH OF WHICH IS A SERIES OF THE TRUST. The undersigned hereby appoints as proxies K.C. Clark, Mathew Calabro and Andrea Mullins, and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Funds listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL. This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE ______ OR LOG ON TO ______. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.


                                                NOTE:  If shares  are held by an
                                                individual,   sign   your   name
                                                exactly  as it  appears  on this
                                                card.   If   shares   are   held
                                                jointly,  either party may sign,
                                                but  the   name  of  the   party
                                                signing should  conform  exactly
                                                to the name  shown on this proxy
                                                card.  If  shares  are held by a
                                                corporation,    partnership   or
                                                similar  account,  the  name and
                                                the  capacity of the  individual
                                                signing the proxy card should be
                                                indicated  - for  example:  "ABC
                                                Corp., John Doe, Treasurer."

                                         ---------------------------------------
                                                        SIGNATURE


                                         ---------------------------------------
                                                SIGNATURE (IF HELD JOINTLY)

             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

--------------------------------------------------------------------------------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSED REORGANIZATION. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: [ ]


                                                        FOR   AGAINST    ABSTAIN


1.  (a)  To  approve  the Agreement  and  Plan    of
         Reorganization and Termination that provides
         for the  reorganization of the Growth Equity   / /     / /        / /
         Fund, a series of Heritage Series Trust, into Heritage Capital Appreciation Trust, as described in the Combined Proxy Statement and Prospectus, dated October __, 2005.

               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.


                                      -2-